[EXHIBIT 10.1]



           2004(A) CONSULTANT STOCK COMPENSATION PLAN

     This 2004(A) Consultant Stock Compensation Plan (the "Plan")
is  made  as  of the 11TH day of October 2000,  by  KIWI  Network
Solutions, Inc., a Nevada corporation (the "Company"),  for   the
Consultants listed below  (the  "Consultants"),

                     R  E  C  I  T  A  L  S:

      The   Company   wishes  to  grant,  and   the   Consultants
wish to receive, as compensation for services provided to the Company, shares of the common stock of the Company (the "Common
Stock"), pursuant to the provisions set forth herein;

      NOW, THEREFORE, in consideration of the mutual promises, covenants, terms and conditions herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

1.     Grant  of  Shares.  The  Company  hereby  grants  to   the
       -----------------
Consultants the following shares of Common Stock (the "Shares") in the Company.

        Name             Number of Shares    Service Type
        ----             ----------------    ------------
   Michael Baszully          4,500,000       Business Consulting
   Joe Firek                 3,400,000       Business Consulting
   Eugene Jacob              3,400,000       Business Consulting
   Jamie McIntosh              800,000       Business Consulting

2.     Services.  Consultants have been engaged by the Company
       --------
as described above.

3.     Compensation.  Consultants compensation is the Shares
       ------------
identified herein.

4.     Registration or Exemption. Notwithstanding anything to
       -------------------------
the contrary contained herein, the Shares will be registered on Form S-8 Registration Statement dated on or about February
10, 2004.

5.     Delivery of Shares.  The Company shall deliver to the
       ------------------
persons  listed above the shares as provided in paragraph 1.

6.     Waiver.   No waiver is  enforceable  unless in  writing
       ------
and signed by such waiving party, and any waiver shall not be construed as a waiver by any other party or of any other or subsequent breach.

7.     Amendments.  This Plan may not be amended unless  by
       ----------
the mutual  consent of all of the parties hereto in writing.

8.     Governing Law.  This Plan  shall be governed by the
       -------------
laws of the State Delaware.

9.     Assignment and Binding Effect.   Neither this Plan nor
       -----------------------------
any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent
of  the  other  parties  hereto,   except  as  otherwise
provided  herein.  This Plan shall be  binding  upon and for  the
benefit  of the  parties  hereto  and  their  respective   heirs,
permitted successors, assigns and/or delegates.

10.    Integration and Captions.  This Plan includes the entire
       ------------------------
understanding of the parties hereto with respect to the subject matter hereof. The captions herein are for convenience and shall not control the interpretation of this Plan.

11.    Legal Representation.  Each party has been represented by
       --------------------
independent legal counsel in connection with this Plan, or each has had the opportunity to obtain independent legal counsel and has waived such right, and no tax advice has been provided


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to any party.

12.    Construction.   Each party acknowledges and agrees
       ------------
having had the opportunity to review, negotiate and approve all of the provisions of this Plan.

13.    Cooperation.   The  parties agree to execute such
       -----------
reasonable   necessary documents upon advice of legal counsel  in
order to carry out the intent and purpose of this Plan as set forth herein above.

14.    Hand-Written Provisions.  Any hand-written provisions
       -----------------------
hereon, if any, or attached hereto, which have been initialed by all of the parties hereto, shall control all typewritten provisions in conflict therewith.

15.    Fees, Costs and Expenses.   Each of the parties hereto
       ------------------------
acknowledges and agrees to pay, without reimbursement from the other party(ies), the fees, costs, and expenses incurred by each such party incident to this Plan.

16.    Consents and Authorizations.   By the execution herein
       ---------------------------
below, each party acknowledges and agrees that each such party has the full right, power, legal capacity and authority to enter into this Plan, and the same constitutes a valid and legally binding Plan of each such party in accordance with the terms, conditions and other provisions contained herein.

17.    Gender and Number.  Unless the context otherwise requires,
       ----------------
references in this Plan in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular.

18.    Severability.  In the event anyone or more of the
       ------------
provisions  of this Plan shall be deemed  unenforceable   by  any
court  of  competent  jurisdiction for any  reason    whatsoever,
this   Plan   shall   be   construed  as  if  such  unenforceable
provision had never been contained herein.

19.    Counterparts.  This Plan may be executed in counterparts.
       ------------

20.    Facsimile.  This Plan may be executed by facsimile.
       ---------

KIWI Network Solutions, Inc.



By:  /s/ Bradley Wilson
   ------------------------------------
   Bradley Wilson, President,



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